UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2009

Resource Capital Corp.

(Exact name of registrant as specified in its chapter)

Maryland	1-32733	20-2287134
(State or other jurisdiction or incorporation)	(Commission File Number)	(IRS Employer Identification No.)

712 Fifth Avenue, 10th Floor New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 212-974-1708

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	Entry into a Material Definitive Agreement.

In connection with the commencement by Resource Capital Corp. (the “Company”) of an underwritten public offering of $50 million of the Company’s common stock (the “Offering”), and subject to the Offering’s completion, the Company’s manager, Resource Capital Manager, Inc. (the “Manager”), together with its parent, Resource America, Inc., has agreed that for each of the fiscal quarters ending on December 31, 2009 and March 31, 2010, the total incentive management fee payable to the Manager pursuant to the Amended and Restated Management Agreement dated as of June 30, 2008, shall not exceed $1,500,000.

This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy securities in the Offering. Any offer or sale will be made only by means of the written prospectus forming part of the effective registration statement. A written prospectus for the Offering meeting the requirements of Section 10 of the Securities Act of 1933 (other than a free writing prospectus as defined in the Securities Act Rule 405) may be obtained from FBR Capital Markets & Co. at (703) 496-1023 or by emailing Todd Davis of FBR Capital Markets & Co. at tdavis@fbr.com.

ITEM 7.01.	Regulation FD Disclosure.

In connection with the Offering, the Company hereby furnishes the information set forth in the press release issued on November 30, 2009, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Based on current market conditions, the Company expects to pay to its stockholders a quarterly dividend of $0.25 per share ($1.00 per share on an annualized basis) beginning in the first calendar quarter of 2010.

The information, including the exhibit furnished in this report is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

ITEM 9.01	Financial Statement and Exhibits.

(d) Exhibits

99.1	Press release

Statements in this Current Report on Form 8-K, including intentions, beliefs, expectations or projections relating to the payment of distributions are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions that may prove incorrect or inaccurate. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: November 30, 2009	/S/ DAVID J. BRYANT
Name: David J. Bryant
Title: Chief Financial Officer